Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Digital Network Alliance International, Inc. (the "Company") on Form 10-KSB/A for the fiscal year ended December 31, 2007 (the "Report"), I, Chan Chi Fai, CEO and COO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.

____Chan Chi Fai_________
Chan Chi Fai, CEO and COO

Date:  August 14, 2008